Exhibit 99.2
Fiscal 2007 Fourth Quarter and Year-End Earnings Results August 21, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward- looking statements include, among others: the continued success of Adams' existing products and the successful commercialization of future products; Adams' ability to in-license or acquire new products and brands and successfully develop new products; the FDA's removal from the market of unapproved timed-release guaifenesin products similar to Mucinex D, Mucinex DM and future products; Adams' ability to preserve and successfully defend its patent position; the FDA's denial of Adam's NDA for Mucinex with Codeine; Adams' ability to utilize technology in connection with product development; approval of Adams' settlement agreement with Mutual; Adams' ability to compete against other branded products and generic competition; the severity of the cough and cold season and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended March 31, 2007. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Humibid, Junior Mucus, Mini-Melts, Mucinex, Mucinex Full Force, Mucinex Moisture Smart, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, Opening New Pathways to Respiratory Relief, Turn off the Cough and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are Adams' trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this presentation belongs to its respective holder.

Michael J. Valentino President and Chief Executive Officer

Fiscal 2007 Marketing & Operational Highlights Repurchased Fort Worth, Texas manufacturing operations, doubling production capacity Launched Mucinex(r) for Children products and the newly acquired Delsym(r) line Grew retail dollar consumption by $130 MM* Increased Adams' overall market share by nearly 4 points* Filed Mucinex with Codeine NDA Held Adams' first Investor Day Settled lawsuit patent with Mutual Pharmaceutical FDA announced enforcement action *Source: Information Resources, Inc. (IRI) data for the cough/cold/allergy/sinus (CCAS) market for the 52 weeks ended 7/15/07.

Strong Growth in Revenues (in millions) 6/03 6/06 6/04 6/05 CAGR '03-'07 120% 6/07 $239.1 $331.6 12 Months Ended $14.0 $61.3 $160.2 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0

Rita M. O'Connor Chief Financial Officer and Treasurer

(in millions) 1Q 2Q 3Q 4Q Net Sales reported FY'06 $ 47 $ 63 $ 76 $ 53 Backorder ~10 ~10 (9) (11) Proforma Net Sales FY'06 $ 57 $ 73 $ 67 $ 42 Net Sales reported FY'07 $ 90 $ 111 $ 84 $ 47 Reported growth 92% 75% 11% -11% Proforma growth 58% 51% 25% 12% Reconciliation of Quarterly Reported Net Sales for Fiscal 2007

Total* Q4 $22.0 $13.1 $3.9 $5.5 $2.6 $46.9 Full year $131.9 $94.6 $28.2 $48.3 $29.2 $331.6 Fiscal 2007 Net Sales by Product ($ in millions) *Includes ($0.3) million and ($0.6) million in Humibid(r) sales for fiscal fourth quarter and fiscal 2007 respectively, reflecting Humibid product returns.

Modeling Adams' Net Sales Using IRI Data Without doing a full bottom-up calculation, IRI is a good surrogate for annual net sales Quarterly spread of revenue can fluctuate due to seasonal buying patterns Adams' IRI retail sales totaled $329 million for the 52 weeks ended 7/1/07 versus Adams' reported $332 million in net sales Source: IRI data for the CCAS market for the 52 weeks ended 7/1/07.

September quarter "Table-setting"quarter: initial display ordering by trade customers No meaningful consumption data - can't draw conclusions December quarter "Stocking" quarter: trade customers insuring enough stock for potentially strong season; heavy display activity; in-store promotions; heavy advertising by manufacturers March quarter "Replenishment" quarter: trade evaluating season to determine product performance and future supply needs Begin to adjust orders to consumption Focus begins to shift to allergy season June quarter "Out of season" quarter; volume shifts to post-season levels Quarterly Revenue Flows

Fiscal 2007 Trade Inventory Analysis (millions) Beginning Inventory Shipments Consumption Ending Inventory Q107 $ 70 (1) $ 90 $ (43) $ 117 Q207 117 111 (101) 127 Q307 127 84 (122) 89 Q407 89 47 (63) 73 FY07 $ 70 $ 332 $ (329) $ 73 (2) Estimated value of inventory in the trade as of June 30, 2006. (June 2006 10-K) Estimated value of inventory in the trade as of June 30, 2007. (June 2007 10-K, to be filed.)

Fiscal 2007 Net Income and EPS Reconciliation Chart

Factors Impacting Fiscal 2007 Gross Margin Expenses totaling $9.2 million as a result of repurchasing the Fort Worth, TX manufacturing operations (about 3 margin points) Changes in product mix driven by Mucinex for Children, Delsym and higher sales of Mucinex DM, which all have lower margins than Mucinex SE Increased raw material costs Charges associated with the disposal of some inventory

Robert D. Casale Chief Operating Officer

Source: IRI data for the c/c/a/s market for the 52 weeks ended 7/1/07. Adams Gaining Category Strength 3.7 3.1 1.2 0.4 0.3 1.7 Mucinex(r) Mucinex(r) DM Mucinex(r) D Mucinex(r) Children's Liquids Mucinex(r) Children's Mini-Melts Delsym(r) Dollar Share of C/C/A/S Category by Product +3.8 points VYA 10.4% total

Delsym Dollar Share of Liquid Cough/Congestion Segment Source: IRI data for the cough/congestion liquids segment of the c/c/a/s market for the 52 weeks ended 7/1/07. 9.8 11.5 10.0 12.2 9.8 12.3 6.5% 8.1% 6.6% 8.4% 6.6% 8.1% 3.3% 3.3% 3.4% 3.8% 3.2% 4.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Year ago 4 weeks Current 4 weeks Year Ago 12 weeks Current 12 weeks Year ago 52 weeks Current 52 weeks Adult Delsym(r) Children's Delsym(r)

Adams' Business Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex and Delsym brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

Mucinex with Codeine Launch Strategy Considerations 2006 2007 Dec 2006 NDA Submission March 2007 NDA Submission Accepted by FDA Oct 2007 FDA PDUFA 2008 Earliest *LAUNCH Possible *Pending FDA Approval DDMAC Review 2009 FY2008: Set the table Physician targeting Managed care coverage FY2009: Fully optimized launch

Adams' Business Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex and Delsym brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

Fiscal 2007 Fourth Quarter and Year-End Earnings Results August 21, 2007